Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Equity Grant Timing Policy and Practices

We have an Equity Award Grant scheme pursuant to which we may grant equity awards, including options to purchase shares of the Company’s Common Stock and restricted stock units, to our employees (including our named executive officers) and our non-employee directors. It is our policy that we shall not backdate any equity grant, or manipulate the timing of the public release of material information or of any equity award with the intent of benefitting a grantee under an equity award. We generally grant equity only on a regularly scheduled basis. Pursuant to our Equity Award Grant scheme, we grant new-hire equity awards to eligible new hires, which include options and RSUs, generally on the first business day of February, May, August, or November following an eligible new hire’s employment start date. The Compensation Committee may also approve an equity grant in connection with the promotion of a named executive officer or as a special retention grant, the timing of which is generally at the time of the promotion or other special event. We also make initial and annual equity grants in the form of RSUs to our non-employee directors at the time of a director’s initial appointment or election to the Board and on the date of each annual meeting of shareholders or soon thereafter. In addition, we historically made annual equity grants to our eligible employees, including our named executive officers, on an annual basis, after mid-year performance reviews have been completed in the second half of the year. Starting in 2027, we anticipate moving the granting of our annual equity incentive awards to our executive officers to the first quarter.

The Compensation Committee does not take material non-public information into account when determining the timing and terms of equity awards. Instead, the timing and terms of equity awards is in accordance with the yearly compensation cycle. The Company does not time the release of material non-public information for the purpose of affecting the value of executive compensation or for the compensation of any other employee.

The OptimizeRx Corporation Executive Severance Plan, as amended (the “Severance Plan”) provides severance benefits to certain eligible employees of the Company. Each of the Company’s named executive officers is a designated participant in the Severance Plan.

The Severance Plan also provides that if either Mr. Silvestro, Mr. Stelmakh or Ms. Greco is terminated due to death or Disability, such officer (or the officer’s estate) would be paid an amount equal to his or her target annual bonus in effect at the time of termination, paid in a lump sum. Terms not otherwise defined herein have the meanings assigned to them in the Severance Plan.

Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	The Compensation Committee does not take material non-public information into account when determining the timing and terms of equity awards. Instead, the timing and terms of equity awards is in accordance with the yearly compensation cycle.
MNPI Disclosure Timed for Compensation Value	false